                                                                   EXHIBIT 10(p)




                        MAX & ERMA'S RESTAURANTS, INC.
                             1996 STOCK OPTION PLAN


        1. PURPOSE. This plan (the "Plan") is intended as an incentive and to encourage stock ownership by certain key employees, officers and directors of, and consultants and advisers who render services to, Max & Erma's Restaurants, Inc., a Delaware corporation (the "Company"), and any current or future subsidiaries or parent of the Company by the granting of stock options (the "Options") as provided herein. By encouraging such stock ownership, the Company seeks to attract, retain and motivate employees, officers, directors, consultants and advisers of training, experience and ability. The Options granted under the Plan may be either incentive stock options ("ISOs") which meet the requirements of section 422 of the Internal Revenue Code of 1986, as amended from time to time hereafter (the "Code"), or options which do not meet such requirements ("Non-Statutory Options").

        2. EFFECTIVE DATE. The Plan will become effective on December 12, 1995 (the "Effective Date").

        3. ADMINISTRATION.

           (a) The Plan will be administered by a committee (the "Committee") appointed by the Board of Directors of the Company (the "Board") which consists of not fewer than three members of the Board. If any class of equity securities of the Company is registered under section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), all members of the Committee will be "disinterested persons" as defined in Rule 16b-3(c)(2)(i) promulgated under the 1934 Act (or any successor rule of like tenor and effect) and "outside directors" as defined in section 162(m) of the Code and the regulations promulgated thereunder and will not be eligible to receive any options under this Plan except pursuant to paragraph 4(b) of the Plan.

           (b) Subject to the provisions of the Plan, the Committee is authorized to establish, amend and rescind such rules and regulations as it deems appropriate for its conduct and for the proper administration of the Plan, to make all determinations under and interpretations of, and to take such actions in connection with the Plan or the Options granted thereunder as it deems necessary or advisable. All actions taken by the Committee under the Plan are final and binding on all persons. No member of the Committee is liable for any action taken or determination made relating to the Plan, except for willful misconduct.


           (c) The Company will indemnify each member of the Committee against costs, expenses and liabilities (other than amounts paid in settlements to which the Company does not consent, which consent will not be unreasonably withheld) reasonably incurred by such member in connection with any action to which he or she may be a party by reason of service as a member of the Committee, except in relation to matters as to which he or she is adjudged in such action to be personally guilty of negligence or willful misconduct in the performance of his or her duties. The foregoing right to indemnification is in addition to such other rights as the Committee member may enjoy as a matter of law, by reason of insurance coverage of any kind, or otherwise.

        4. ELIGIBILITY.

           (a) The Committee may grant Options and Tax Offset Payments, as defined in paragraph 10, to such key employees of (or, in the case of Non-Statutory Options only, to directors who are not employees of and to consultants and advisers who render services to) the Company or its subsidiaries or parent as the Committee may select from time to time (the "Optionees"); provided, however, that if any class of equity securities of the Company is registered under section 12 of the 1934 Act, any member of the Board who is not an employee of the Company may not receive any Option or Tax Offset Payment under the Plan except pursuant to paragraph 4(b) of the Plan. The Committee may grant more than one Option to an individual under the Plan.

           (b) If any class of equity securities of the Company is registered under section 12 of the 1934 Act, on October 15 of each year, each member of the Board who is not an employee of the Company, including members of the Committee, will automatically receive under this Plan a Non-Statutory Option to purchase 3,000 shares of the Company's common stock, $.10 par value, at an exercise price equal to 100% of the fair market value of the shares on the date of grant. Such Option will not be exercisable until a period of one year from the date of grant and will terminate on the fifth anniversary of the date of grant. This paragraph 4(b) may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

           (c) No ISO may be granted to an individual who, at the time an ISO is granted, is considered under section 422(b)(6) of the Code as owning stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of its parent or any subsidiary corporation; provided, however, this restriction will not apply if at the time such ISO is granted the option price per share of such ISO is at least 110% of the fair market value of such share, and such ISO by its terms is not exercisable after the expiration of five years from the date it is granted. This paragraph 4(c) has no application to Options granted under the Plan as Non-Statutory Options.

           (d) The aggregate fair market value (determined as of the date the ISO is granted) of shares with respect to which ISOs are exercisable for the first time by any Optionee during any calendar year under the Plan or any other incentive stock option plan of the Company or a parent or subsidiary of the Company may not exceed $100,000. This paragraph 4(d) has no application to Options granted under the Plan as Non-Statutory Options.


        5. STOCK SUBJECT TO PLAN. The shares subject to Options under the Plan are the shares of common stock, $.10 par value, of the Company (the "Shares"). The Shares issued pursuant to Options granted under the Plan may be authorized and unissued Shares, Shares purchased on the open market or in a private transaction, or Shares held as treasury stock. The aggregate number of



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Shares for which Options may be granted under the Plan may not exceed
400,000, subject to adjustment in accordance with the terms of paragraph 13 of the Plan. The maximum number of Shares for which Options may be granted under the Plan during the term of the Plan to any one individual may not exceed 200,000 subject to adjustment in accordance with the terms of paragraph 13 of the Plan. The unpurchased Shares subject to terminated or expired Options may again be offered under the Plan. The Committee, in its sole discretion, may permit the exercise of any Option as to full Shares or fractional Shares. Proceeds from the sale of Shares under Options will be general funds of the Company.

        6. TERMS AND CONDITIONS OF OPTIONS.

           (a) At the time of grant, the Committee will determine whether the Options granted will be ISOs or Non-Statutory Options. All Options and Tax Offset Payments granted will be authorized by the Committee and, within a reasonable time after the date of grant, will be evidenced by stock option agreements in writing ("Stock Option Agreements"), in the form attached hereto as Exhibit A, or in such other form and containing such terms and conditions not inconsistent with the provisions of this Plan as the Committee may determine. Any action under paragraph 13 may be reflected in an amendment to, or restatement of, such Stock Option Agreements.

           (b) The Committee may grant Options and Tax Offset Payments having terms and provisions which vary from those specified in the Plan if such Options or Tax Offset Payments are granted in substitution for, or in connection with the assumption of, existing options granted by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company is a party.

        7. PRICE. The Committee will determine the option price per Share (the "Option Price") of each Option granted under the Plan. Notwithstanding the foregoing, the Option Price of each ISO granted under the Plan may not be less than the fair market value of a Share on the date of grant of such Option. The date of grant will be the date the Committee acts to grant the Option or such later date as the Committee specifies and the fair market value will be determined in accordance with paragraph 26(c) and without regard to any restrictions other than a restriction which, by its terms, will never lapse.

        8. OPTION PERIOD. The Committee will determine the period during which each Option may be exercised (the "Option Period"); provided, however, any ISO granted under the Plan will have an Option Period which does not exceed 10 years from the date of grant.

        9. NONTRANSFERABILITY OF OPTIONS. An Option will not be transferable by the Optionee otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee or by the Optionee's guardian or legal representative.

        10. TAX OFFSET PAYMENTS. The Committee has the authority and discretion under the Plan to make cash grants to Optionees to offset a portion of the taxes which may become payable upon exercise of Non-Statutory Options or on certain dispositions of Shares acquired under ISOs ("Tax Offset Payments"). In the case of Non-Statutory Options, such Tax Offset Payments will be in an amount determined by multiplying a percentage established by the Committee by the difference between the fair market value of a Share on the date of exercise and the Option Price, and by the number of Shares as to which the Option is being exercised. If the Tax Offset Payment is being made on account of the disposition of Shares acquired under an ISO, such Tax Offset Payments will be in an amount determined by multiplying a percentage established by the Committee by the difference between the fair market value of a Share on the date of disposition, if less than the fair market value on the date of exercise, and the Option Price, and by the number of Shares acquired under an ISO of which an Optionee is disposing. The percentage will be established, from time to time, by the Committee at that rate which the Committee, in its sole discretion, determines to be appropriate and in the best interest of the Company to assist Optionees in the payment of taxes. The Company has the right to withhold and pay over to any governmental entities (federal, state or local) all amounts under a Tax Offset Payment for payment of any income or other taxes incurred on exercise.

        11. EXERCISE OF OPTIONS.

           (a) The Committee, in its sole discretion, will determine the terms and conditions of exercise and vesting percentages of Options granted hereunder. Notwithstanding the foregoing or the terms and conditions of any Stock Option Agreement to the contrary, (i) if the Optionee's employment is terminated as a result of disability or death, his or her Options will be exercisable to the extent and for the period specified in paragraph 12(b); (ii) if the Optionee's employment is terminated other than as a result of disability or death or for cause, his or her Options will be exercisable to the extent and for the period specified in paragraph 12(a); (iii) if a merger or similar reorganization or sale of substantially all of the Company's assets occurs, all outstanding Options will be exercisable to the extent and for the period specified in paragraph 13(b) or paragraph 13(c), whichever paragraph applies; and (iv) if a change in control occurs, all outstanding Options will be exercisable for the period specified in paragraph 13(d).

           (b) An Option may be exercised only upon delivery of a written notice to the Committee, any member of the Committee, or any officer of the Company designated by the Committee to accept such notices on its behalf, specifying the number of Shares for which it is exercised.

           (c) Within five business days following the date of exercise of an Option, the Optionee or other person exercising the Option will make full payment of the Option Price in cash or, with the consent of the Committee, (i) by tendering previously acquired Shares (valued at fair market value, as determined by the Committee, as of such date of tender); (ii) with a full recourse promissory note of the Optionee for the portion of the Option Price in excess of the par value of Shares subject to the Option, under terms and conditions determined by the Committee; (iii) any combination of the foregoing; or (iv) if the Shares subject to the Option have been registered under the Securities Act of 1933, as amended (the "1933 Act"), and there is a regular public market for the Shares, by delivering to the Company on the date of exercise of the Option written notice of exercise together with:

                        (A) written instructions to forward a copy of such notice of exercise to a broker or dealer, as defined in section 3(a)(4) and 3(a)(5) of the 1934 Act ("Broker"), designated in such notice and to deliver to the specified account maintained with the Broker by the person exercising the Option a certificate for the Shares purchased upon the exercise of the Option, and

                        (B) a copy of irrevocable instructions to the Broker to deliver promptly to the Company a sum equal to the purchase price of the Shares purchased upon exercise of the Option and any other sums required to be paid to the Company under paragraph 18 of the Plan.

               (d) If Tax Offset Payments sufficient to allow for withholding of taxes are not being made at the time of exercise of an Option, the Optionee or other person exercising such Option will pay to the Company an amount equal to the withholding amount required to be made less any amount withheld by the Company under paragraph 18.

        12.     TERMINATION OF EMPLOYMENT.

               (a) Upon termination of an Optionee's employment with the Company, any parent or subsidiary of the Company, or any successor corporation to either the Company or any parent or subsidiary of the Company, other than
(i) termination of employment by reason of death or disability, as defined in paragraph 26(b), or (ii) termination of employment for cause, as defined in paragraph 26(f), the Optionee will have 30 days after the date of termination (but not later than the expiration date of the Stock Option Agreement) to exercise all Options held by him or her to the extent the same were exercisable on the date of termination; provided, however, if such termination is a result of the Optionee's retirement with the consent of the Company and if the Committee, in its sole discretion, so permits, such Option shall then be exercisable to the extent of 100% of the Shares subject thereto. The Committee will determine in each case whether a termination of employment is a retirement with the consent of the Company and, subject to applicable law, whether a leave of absence is a termination of employment. The Committee may cancel an Option during the 30-day period after termination of employment referred to in this paragraph if the Optionee engages in employment or activities contrary, in the opinion of the Committee, to the best interests of the Company or any parent or subsidiary of the Company.

               (b) Upon termination of employment by reason of death or disability, the Optionee's personal representative, or the person or persons to whom his or her rights under the Options pass by will or the laws of descent or distribution, will have one year after the date of such termination (but not later than the expiration date of the Stock Option Agreement) to exercise all

Options held by Optionee to the extent the same were exercisable on the date of termination; provided, however, the Committee, in its sole discretion, may permit the exercise of all or any portion of any Option granted to such Optionee not otherwise exercisable.

               (c) Upon termination of employment for cause (as defined in paragraph 26(f)), all Options held by such Optionee will terminate on the date of termination.

       13.     REORGANIZATIONS.

               (a) If a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation or other change in the Company's capitalization occurs, the Committee will proportionately adjust or substitute the aggregate number of Shares for which Options may be granted under this Plan, the number of Shares subject to outstanding Options and the Option Price of the Shares subject to outstanding Options to reflect the same. The Committee will make such other adjustments to the Options, the provisions of the Plan and the Stock Option Agreements as may be appropriate and equitable, which adjustments may provide for the elimination of fractional Shares.

               (b) In the event of a change of the Company's common stock, $.10 par value, resulting from a merger or similar reorganization as to which the Company is the surviving corporation, or a merger or similar reorganization involving only a change in the state of incorporation or an internal reorganization not involving a change in control as defined in paragraph 26(a), the number and kind of Shares which thereafter may be purchased pursuant to an Option under the Plan and the number and kind of Shares then subject to Options granted hereunder and the price per Share thereof will be appropriately adjusted in such manner as the Board may deem equitable to prevent dilution or enlargement of the rights available or granted hereunder.

               (c) Except as otherwise determined by the Board, a merger or a similar reorganization which the Company does not survive (other than a merger or similar reorganization involving only a change in the state of incorporation or an internal reorganization not involving a change in control as defined in paragraph 26(a)), or a sale of all or substantially all of the assets of the Company, will cause every Option hereunder to terminate, to the extent not then exercised, unless any surviving entity agrees to assume the obligations hereunder on terms reasonably acceptable to the Board; provided, however, that, in the case of such a merger or similar reorganization, or such a sale of all or substantially all of the assets of the Company, if there is no such assumption, the Board, in its sole discretion, may provide that some or all of the unexercised portion of any one or more of the outstanding Options will be immediately exercisable and vested as of such date prior to such merger, similar reorganization or sale of assets as the Board determines. If the Board makes an Option fully exercisable under this paragraph 13(c), the Board will notify the Optionee that the Option will be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

               (d) If a change in control (as defined in paragraph 26(a)) occurs, all outstanding Options granted under this Plan will become immediately exercisable to the extent of 100% of the Shares subject thereto notwithstanding any contrary waiting or vesting periods specified in this Plan or in any applicable Stock Option Agreement.

       14. SALE OF OPTION SHARES. If any class of equity securities of the Company is registered pursuant to section 12 of the 1934 Act, any Optionee or other person exercising the Option who is subject to section 16 of the 1934 Act by virtue of his or her relationship to the Company shall not sell or otherwise dispose of the Shares subject to Option unless at least six months have elapsed from the date of the grant of the Option.

       15. RIGHTS AS SHAREHOLDER. The Optionee has no rights as a shareholder with respect to any Shares covered by an Option until the date of issuance of a stock certificate to the Optionee for such Shares.

       16. NO CONTRACT OF EMPLOYMENT. Nothing in the Plan or in any Option or Stock Option Agreement confers on any Optionee any right to continue in the employment or service of the Company or any parent or subsidiary of the Company or interfere with the right of the Company to terminate such Optionee's employment or other services at any time. The establishment of the Plan will in no way, now or hereafter, reduce, enlarge or modify the employment relationship between the Company or any parent or subsidiary of the Company and the Optionee. Options granted under the Plan will not be affected by any change of duties or position as long as the Optionee continues to be employed by the Company or any parent or subsidiary of the Company.

       17. AGREEMENTS AND REPRESENTATIONS OF OPTIONEES. As a condition to the exercise of an Option, the Committee, in its sole determination, may require the Optionee to represent in writing that the Shares being purchased are being purchased only for investment and without any present intent at the time of the acquisition of such Shares to sell or otherwise dispose of the same.

       18. WITHHOLDING TAXES. The Company or any parent or subsidiary of the Company has the right (a) to withhold from any salary, wages, or other compensation for services payable by the Company or any parent or subsidiary of the Company to or with respect to an Optionee, or to demand payment from the Optionee or other person to whom the Company is delivering certificates for Shares purchased upon exercise of an Option of, amounts sufficient to satisfy any federal, state or local withholding tax liability attributable to such Optionee's (or any beneficiary's or personal representative's) receipt or disposition of Shares purchased under any Option or (b) to take any such other action as it deems necessary to enable it to satisfy any such tax withholding obligations. The Committee, in its sole discretion, may permit an Optionee to elect to have Shares that would be acquired upon exercise of Options (valued at fair market value as of the date of exercise) withheld by the Company in satisfaction of such Optionee's withholding tax liabilities.

       19. EXCHANGES. The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan to be conditioned upon the granting to the Optionee of a new





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
Option for the same or a different number of Shares as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Optionee. Subject to the provisions of the Plan, such new Option will be exercisable at the then fair market value of the Shares, during such period and on such other terms and conditions as are specified by the Committee at the time the new Option is granted. Upon surrender, the Options surrendered will be cancelled, and the Shares previously subject to them will be available for the grant of other Options. The Committee also may grant Tax Offset Payments to any Optionee surrendering such Option for a new Option.

       20. COMPLIANCE WITH LAWS AND REGULATIONS. The Plan, the grant and exercise of Options thereunder, and the obligation of the Company to sell and deliver the Shares under such Options, will be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. Options issued under this Plan are not exercisable prior to (i) the date upon which the Company has registered the Shares for which Options may be issued under the 1933 Act and the completion of any registration or qualification of such Shares under state law, or any ruling or regulation of any government body which the Company, in its sole discretion, determines to be necessary or advisable in connection therewith, or (ii) receipt by the Company of an opinion from counsel to the Company stating that the exercise of such Options may be effected without registering the Shares subject to such Options under the 1933 Act or under state or other law.

       21. ASSUMPTION. The Plan may be assumed by the successors and assigns of the Company.

       22. EXPENSES. The Company will bear all expenses and costs in connection with administration of the Plan.

       23. AMENDMENT, MODIFICATION AND TERMINATION OF THE PLAN. The Board may terminate, amend or modify the Plan at any time without further action on the part of the shareholders of the Company; provided, however, that (a) no amendment to the Plan may cause the ISOs granted hereunder to fail to qualify as incentive stock options under the Code; and (b) any amendment to the Plan which requires the approval of the shareholders of the Company under the Code, the regulations promulgated thereunder or the rules promulgated under section 16 of the 1934 Act will be subject to approval by the shareholders of the Company in accordance with the Code, such regulations or such rules. No amendment, modification or termination of the Plan may adversely affect in any manner any Option previously granted to an Optionee under the Plan without the consent of the Optionee or the transferee of such Option.

       24. TERM OF PLAN. The Plan will become effective on the Effective Date, subject to the approval of the Plan by the holders of a majority of the shares of stock of the Company entitled to vote within twelve months of the date of the Plan's adoption by the Board, and the exercise of all Options granted prior to such approval will be subject to such approval. The Plan will terminate on the tenth anniversary of the Effective Date, or such earlier date as may be determined by the

Board. Termination of the Plan, however, will not affect the rights of Optionees under Options previously granted to them, and all unexpired Options will continue in force and operation after termination of the Plan except as they may lapse or terminate by their own terms and conditions.

       25. LIMITATION OF LIABILITY. The liability of the Company under this Plan or in connection with any exercise of an Option is limited to the obligations expressly set forth in the Plan and in any Stock Option Agreements, and no term or provision of this Plan or of any Stock Option Agreements will be construed to impose any further or additional duties, obligations or costs on the Company not expressly set forth in the Plan or the Stock Option Agreements.

       26.     DEFINITIONS.

               (a) CHANGE IN CONTROL. A "change in control" will be deemed to have occurred if and when (i) a person, partnership, corporation, trust or other entity ("Person") acquires or combines with the Company, or 50 percent or more of its assets or earning power, in one or more transactions, and after such acquisition or combination, less than a majority of the outstanding voting shares of the Person surviving such transaction (or the ultimate parent of the surviving Person) is owned by the owners of the voting shares of the Company outstanding immediately prior to such acquisition or combination; or (ii) during any period of two consecutive years during the term of this Plan, individuals who at the beginning of such period are members of the Board ("Original Board Members") cease for any reason to constitute at least a majority of the Board, unless the election of each Board member who was not an Original Board Member has been approved in advance by Board members representing at least two-thirds of the Board members then in office who were Original Board Members.

               (b) DISABILITY. The term "disability" means a physical or mental condition resulting from bodily injury, disease, or mental disorder which renders the Optionee incapable of continuing the Optionee's usual and customary employment or service with the Company or any parent or subsidiary of the Company.

               (c) FAIR MARKET VALUE. If the Shares are publicly traded, the term "fair market value" as used in this Plan means (i) the closing price quoted in the Nasdaq National Market, if the Shares are so quoted, (ii) the last quote reported by Nasdaq for small-cap issues, if the Shares are so quoted, (iii) the mean between the bid and asked prices as reported by Nasdaq, if the Shares are so quoted, or (iv) if the Shares are listed on a securities exchange, the closing price at which the Shares are quoted on such exchange, in each case at the close of the date immediately before the Option is granted or, if there be no quotation or sale on that date, the next preceding date on which the Shares were quoted or traded. In all other cases, the fair market value will be determined in accordance with procedures established in good faith by the Committee and with respect to ISOs, conforming to regulations issued by the Internal Revenue Service regarding incentive stock options.

               (d) KEY EMPLOYEES. The term "key employees" means those executive, administrative, operational and managerial employees who are determined by the Committee to be eligible for Options under the Plan.

               (e) PARENT AND SUBSIDIARY. The terms "subsidiary" and "parent" as used in the Plan have the respective meanings set forth in sections 424(f) and (e) of the Code.

               (f) TERMINATION FOR CAUSE. The term "termination of employment for cause" means termination of employment for (a) the commission of an act of dishonesty, including but not limited to misappropriation of funds or property of the Company; (b) the engagement in activities or conduct injurious to the reputation of the Company; (c) the conviction or entry of a guilty or no contest plea to a misdemeanor (involving an act of moral turpitude) or a felony; (d) the violation of any of the terms and conditions of any written agreement the Optionee may have with the Company or its parent or subsidiary (following 30 days' written notice from the Company specifying the violation and the employee's failure to cure such violation within such 30-day period) or
(e) any refusal to comply with the written directives, policies or regulations established from time to time by the Board.

                                                  [ISO /or/ NSO] No. 96-
                                                                        ------
                                   EXHIBIT A


                         MAX & ERMA'S RESTAURANTS, INC.
                         [INCENTIVE /OR/ NONSTATUTORY]
                             STOCK OPTION AGREEMENT
                                   UNDER THE
                             1996 STOCK OPTION PLAN


       Max & Erma's Restaurants, Inc. (the "Company") hereby grants, effective this ____ day of _____________________________________, 19___ (the "Effective
Date") to __________________________________ (the "Optionee") an option to purchase _________ shares of its common stock, $.10 par value (the "Option Shares"), at a price of ______________________Dollars ($__________) per share pursuant to the Company's 1996 Stock Option Plan (the "Plan"), subject to the following:

        1. RELATIONSHIP TO THE PLAN. This option is granted pursuant to the Plan, and is in all respects subject to the terms, provisions and definitions of the Plan and any amendments thereto. The Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and conditions thereof. The Optionee accepts this option subject to all the terms and provisions of the Plan (including without limitation provisions relating to nontransferability, exercise of the option, sale of the option shares, termination of the option, adjustment of the number of shares subject to the option, and the exercise price of the option). The Optionee further agrees that all decisions and interpretations made by the Compensation Committee (the "Committee"), as established under the Plan, and as from time to time constituted, are final, binding, and conclusive upon the Optionee and his or her heirs. This option [IS/IS NOT] an Incentive Stock Option under the Plan.

        2. TIME OF EXERCISE. This option may be exercised, from time to time, in full or in part, by the Optionee to the extent the option is vested based upon the number of full years the Optionee is an employee of the Company after the Effective Date (the "Vested Percentage") and remains exercisable (subject to the provisions herein and the Plan) until it has been exercised as to all of the Option Shares or the _____ anniversary of the Effective Date, whichever occurs first. The Optionee is entitled to exercise this option to the extent of the percentage of, and not to exceed in the aggregate, the maximum number of the Option Shares, based upon the Vested Percentage, from time to time, as determined in accordance with the following schedule:





                                     -A1-

                   Years of Employment                  Total
                After the Effective Date          Vested Percentage
                ------------------------          -----------------








Notwithstanding the foregoing, this option may not be exercised unless (i) the Option Shares are registered under the Securities Act of 1933, as amended, and are registered or qualified under applicable state securities or "blue sky" laws, or (ii) the Company has received an opinion of counsel to the Company to the effect that the option may be exercised and Option Shares may be issued by the Company pursuant thereto without such registration or qualification. If this option is not otherwise exercisable by reason of the foregoing sentence, the Company will take reasonable steps to comply with applicable state and federal securities laws in connection with such issuance.

        3. METHODS OF EXERCISE. This option is exercisable by delivery to the Company of written notice of exercise which specifies the number of shares to be purchased and the election of the method of payment therefor, which will be one of the methods of payment specified in paragraph 11(c) of the Plan. If payment is otherwise than payment in full in cash, the method of payment is subject to the consent of the Committee. Upon receipt of payment for the shares to be purchased pursuant to the option or, if applicable, the shares to be delivered pursuant to the election of an alternative payment method, the Company will deliver or cause to be delivered to the Optionee, to any other person exercising this option, or to a broker or dealer if the method of payment specified in clause (iii) of paragraph 11(c) of the Plan is elected, a certificate or certificates for the number of shares with respect to which this option is being exercised, registered in the name of the Optionee or other person exercising the option, or if appropriate, in the name of such broker or dealer; provided, however, that if any law or regulation or order of the Securities and Exchange Commission or other body having jurisdiction over the exercise of this option will require the Company or Optionee (or other person exercising this option) to take any action in connection with the shares then being purchased, the delivery of the certificate or certificates for such shares may be delayed for the period necessary to take and complete such action.

        4. ACQUISITION FOR INVESTMENT. This option is granted on the condition that the acquisition of the Option Shares hereunder will be for the account of the Optionee (or other person exercising this option) for investment purposes and not with a view to resale or distribution, except that such condition will be inoperative if the Option Shares are registered under the Securities Act of 1933, as amended, or if in the opinion of counsel for the Company such shares may be resold without registration. At the time of any exercise of the option, the Optionee (or other person exercising this option) will execute such further agreements as the Company may require to implement the foregoing condition and to acknowledge the Optionee's (or such other





                                     -A2-
person's) familiarity with restrictions on the resale of the Option Shares under applicable securities laws.

        5. DISPOSITION OF SHARES. The Optionee or any other person who may exercise this option will notify the Company within seven (7) days of any sale or other transfer of any Option Shares. If any class of equity securities of the Company is registered pursuant to section 12 of the Securities Exchange Act of 1934, as amended, and the Optionee or any other person who may exercise this option is subject to section 16 of that Act by virtue of such Optionee's or person's relationship to the Company, the Optionee or other person exercising this Option agrees not to sell or otherwise dispose of any Option Shares unless at least six (6) months have elapsed from the Effective Date.

        6. WITHHOLDING. As a condition to the issuance of any of the Option Shares under this option, Optionee or any person who may exercise this option authorizes the Company to withhold in accordance with applicable law from any salary, wages or other compensation for services payable by the Company to or with respect to Optionee any and all taxes required to be withheld by the Company under federal, state or local law as a result of such Optionee's or such person's receipt or disposition of Option Shares purchased under this option. If, for any reason, the Company is unable to withhold all or any portion of the amount required to be withheld, Optionee (or any person who may exercise this option) agrees to pay to the Company upon exercise of this option an amount equal to the withholding required to be made less the amount actually withheld by the Company.

        7. GENERAL. This Agreement will be construed as a contract under the laws of the State of Ohio without reference to Ohio's choice of law rules. It may be executed in several counterparts, all of which will constitute one Agreement. It will bind and, subject to the terms of the Plan, benefit the parties and their respective successors, assigns, and legal representatives.

       IN WITNESS WHEREOF, the Company and the Optionee have executed this Agreement as of the date first above written.

OPTIONEE:                                  MAX & ERMA'S RESTAURANTS, INC.

                                           By:
-------------------------------                -------------------------------

                                           Its:
                                               -------------------------------




                                     -A3-